UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

SUNESIS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

SUNESIS PHARMACEUTICALS, INC.

395 Oyster Point Boulevard, Suite 400

South San Francisco, CA 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 16, 2020

To the Stockholders of Sunesis Pharmaceuticals, Inc.:

The 2020 annual meeting of stockholders, or the Annual Meeting, of Sunesis Pharmaceuticals, Inc., or the Company or Sunesis, will be held on Tuesday, June 16, 2020 at 1:00 p.m., local time, at our headquarters located at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California, 94080 for the following purposes:

1.	To elect two directors nominated by the board of directors of the Company, or the Board, to serve until the 2023 annual meeting of stockholders, as described in this proxy statement.
2.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.
3.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split of the Company’s common stock pursuant to which any whole number of outstanding shares between and including 2 and 12 shares would be combined, converted and changed into one share of common stock, with the final exchange ratio to be determined by the Board in its discretion.

4.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020.
5.	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof, by or at the direction of the Board.

These items of business are more fully described in this proxy statement. The record date for the Annual Meeting is April 20, 2020.

Your vote is important at the Annual Meeting. For the health and wellbeing of our employees and stockholders and due to the emerging public health impact of COVID-19, we are planning for the possibility that the Annual Meeting may be held virtually over the Internet. In the event it is not possible or advisable to hold the Annual Meeting as currently planned, we will publicly announce any additional or alternative arrangements for the meeting on our Investors page at http://ir.sunesis.com, and via a press release that will also be filed with the SEC as proxy material. If we decide to hold the Annual Meeting solely by means of remote communication, the meeting will occur at the date and time specified on our “Notice of Annual Meeting of Stockholders”, via live audio webcast, and you or your proxyholder will be able to participate, vote and examine our stockholder list by visiting www.virtualshareholdermeeting.com/SNSS2020 and using your 16-digit control number. If you are planning to attend the Annual Meeting, please check our Investors page the week of the meeting. As always, we encourage you to vote your shares prior to the Annual Meeting.

Important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on June 16, 2020 at 1:00 p.m., local time, at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080.  This proxy statement and our annual report for the fiscal year ended December 31, 2019, including consolidated financial statements, are available to you at:  www.proxyvote.com.

Please see the map at www.sunesis.com/site/contact_us.php for directions to our headquarters. We look forward to seeing you at the Annual Meeting.

By Order of the Board,

Dayton Misfeldt

Interim Chief Executive Officer

South San Francisco, California

April 28, 2020

You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, please vote as promptly as possible to ensure your representation at the meeting. You may vote your shares over the telephone or the Internet as instructed in these materials. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares of record are held by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

SUNESIS PHARMACEUTICALS, INC.

395 Oyster Point Boulevard, Suite 400

South San Francisco, CA 94080

PROXY STATEMENT FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

JUNE 16, 2020

INFORMATION CONCERNING SOLICITATION AND VOTING

General

We are furnishing these proxy materials to our stockholders in connection with the solicitation of proxies by the board of directors, or the Board, of Sunesis Pharmaceuticals, Inc., which we sometimes refer to herein as Sunesis or we, for our 2020 annual meeting of stockholders, or the Annual Meeting, to be held on June 16, 2020, and any adjournment, continuation or postponement thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. Our principal executive office is located at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080.

For the health and wellbeing of our employees and stockholders and due to the emerging public health impact of COVID-19, we are planning for the possibility that the Annual Meeting may be held virtually over the Internet. In the event it is not possible or advisable to hold the Annual Meeting as currently planned, we will publicly announce any additional or alternative arrangements for the meeting on our Investors page at http://ir.sunesis.com, and via a press release that will also be filed with the SEC as proxy material. If we decide to hold the Annual Meeting solely by means of remote communication, the meeting will occur at the date and time specified on our “Notice of Annual Meeting of Stockholders”, via live audio webcast, and you or your proxyholder will be able to participate, vote and examine our stockholder list by visiting www.virtualshareholdermeeting.com/SNSS2020 and using your 16-digit control number. If you are planning to attend the Annual Meeting, please check our Investors page the week of the meeting.

These proxy materials, including a copy of our Annual Report on Form 10-K for the year ended December 31, 2019, this proxy statement, and the Notice of Internet Availability of Proxy Materials, are first being distributed and made available to stockholders on or about April 29, 2020. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record. If your shares are held in an account at a brokerage firm, bank, dealer or other similar organization, the Notice or voting instructions are being forwarded to you by that organization. The Notice is not a voting form; however, the Notice provides instructions on how to vote by Internet, by telephone, or by requesting and returning a paper proxy card or by voting in person at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. We are providing stockholders who have previously requested to receive paper copies of our proxy materials with paper copies of our proxy materials. We intend to mail the Notice and the full sets of proxy materials to the stockholders as described above on or about April 29, 2020. We may (but are not required to) send you a proxy card, along with a second Notice, on or after May 13, 2020.

The Notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election. Choosing to receive

1

future proxy materials electronically will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you and will conserve natural resources.

If you receive more than one Notice or set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in the Notice or proxy materials to ensure that all of your shares are voted.

Solicitation

The expenses of preparing, printing and distributing the materials used in the solicitation of proxies on behalf of the Board will be borne by us. In addition to the solicitation of proxies by use of the mail, we may utilize the services of certain of our officers and employees (who will receive no compensation in addition to their regular salaries) to solicit proxies personally and by mail, telephone and electronic means from brokerage houses and other stockholders. We have retained Broadridge Financial Solutions, Inc. to aid in the distribution of proxies and the provision of telephone and Internet voting services, which will be paid for by us. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Voting Rights

Our common stock is the only type of security entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on April 20, 2020 are entitled to vote on each of the matters to be voted upon at the Annual Meeting. On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 20, 2020. There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent from any matter to be acted on at the Annual Meeting. Cumulative voting is not available.

If on April 20, 2020, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy as instructed below to ensure your vote is counted.  As a stockholder of record, if you do not vote, your vote will not be counted.

If on April 20, 2020, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice or voting instructions are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Matters Submitted to a Vote of Stockholders, Voting Quorum, Abstentions, and Voting Requirements

There are four matters scheduled for a vote at the Annual Meeting:

•	Proposal No. 1: the election of two directors nominated by the Board to serve until the 2023 annual meeting of stockholders;
•	Proposal No. 2: the advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with SEC rules;
•

Proposal No. 3: the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split of the Company’s common stock pursuant to which any whole number of outstanding shares between and including 2 and 12 shares would be combined, converted and changed into one share of common stock, with the final exchange ratio to be determined by the Board in its discretion; and

•	Proposal No. 4: the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020.

2

The Board knows of no other matters that will be presented for consideration at the Annual Meeting.

To conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxy. A quorum will be present if stockholders holding at least a majority of the outstanding shares of the common stock entitled to vote at the Annual Meeting are present in person or represented by proxy at the Annual Meeting. As of April 20, 2020, the record date for the Annual Meeting, there were 111,393,236 shares of common stock outstanding and entitled to vote. Thus, 55,696,619 shares must be present or represented by proxy at the 2020 Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee holding your shares in “street name”) or if you vote in person at the Annual Meeting. If there is no quorum, either the Chairman of the Annual Meeting or the holders of a majority of shares entitled to vote and present either in person or represented by proxy may adjourn the meeting to another date.

Votes will be counted by the inspector of elections appointed for the Annual Meeting. With respect to Proposal No. 1, you may vote “For” all the nominees to the Board, “Withhold” your vote for all nominees, or you may “Withhold” your vote for any nominee you specify.  For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	The two nominees receiving the most “For” votes will be elected; withheld votes will have no effect.	Not applicable	No effect
2	Advisory approval of the compensation of our named executive officers	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter.	Against	No effect
3

Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split of the Company’s common stock pursuant to which any whole number of outstanding shares between and including 2 and 12 shares would be combined, converted and changed into one share of common stock, with the final exchange ratio to be determined by the Board in its discretion

		“For” votes from the holders of a majority of outstanding shares of common stock.	Against	Not applicable(1)
4	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2020	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter.	Against	Not applicable (1)

(1) This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal

Voting Procedures and Options

The procedures for voting are fairly simple and are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, vote by proxy via the Internet or vote by proxy using a proxy card that you may request. The envelope you may be provided requires no postage if mailed in the United States. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

3

•

To vote using the proxy card that you may request, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time, on June 15, 2020, to be counted.

•

To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time, on June 15, 2020, to be counted.

We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. If you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet. If you make this election, you will receive an email message shortly after the proxy statement is released containing the Internet link to access our Notice, proxy statement and annual report. The email will also include instructions for voting on the Internet.

To receive these materials electronically, follow the instructions to vote on the Internet at www.proxyvote.com and, when prompted, indicate that you agree to access stockholder communications electronically in the future. Your choice to receive proxy materials electronically will remain in effect until you contact our Corporate Secretary and inform us otherwise. You may send an electronic message to corporatesecretary@sunesis.com or contact our Corporate Secretary by mail at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, Attention: Corporate Secretary.

Beneficial Owner: Shares Registered in the Name of a Bank, Broker or Other Nominee

If you are a beneficial owner whose stock is held in street name, you should have received a Notice containing voting instructions from your bank, broker or other nominee, rather than from us. Simply follow the voting instructions in such Notice regarding how to instruct your bank, broker or other nominee holding the shares to vote your shares. To vote in person at the Annual Meeting, you must obtain a valid proxy from your bank, broker or other agent. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your broker or bank to request a proxy form.

You may request a paper or email copy of the proxy materials at no charge via the Internet at www.proxyvote.com, by calling 1-800-579-1639, or by sending a blank email to sendmaterial@proxyvote.com with your control number by June 2, 2020. Beneficial owners will not otherwise receive a paper or email copy of the proxy materials.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

The Annual Meeting will be held on Tuesday, June 16, 2020 at 1:00 p.m. Pacific Time at our principal executive offices located at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080. Directions to the Annual Meeting may be found at www.sunesis.com/site/contact_us.php. For admission to the Annual Meeting, stockholders may be asked to present proof of identification and a statement from their bank, broker or other nominee reflecting their beneficial ownership of our common stock as of April 20, 2020, as well as a proxy from the record holder to the stockholder.

4

Voting of Proxies

Stockholder of Record

If you are a stockholder of record and you return a signed proxy card to us or otherwise vote before the Annual Meeting, we will vote your shares as you direct. All shares represented by valid proxies (and not revoked before they are voted) will be voted at the Annual Meeting as follows, unless there are different instructions on the proxy:

•	Proposal No. 1: “For” the election of the two directors nominated by the Board to serve until the 2023 annual meeting of stockholders;
•	Proposal No. 2: “For” the advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with SEC rules;
•

Proposal No. 3: “For” the approval an amendment to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split of the Company’s common stock pursuant to which any whole number of outstanding shares between and including 2 and 12 shares would be combined, converted and changed into one share of common stock, with the final exchange ratio to be determined by the Board in its discretion;

•	Proposal No. 4: “For” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020; and
•	At the proxyholder’s discretion, on such other matters, if any, that may come before the Annual Meeting.

Beneficial Owner

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If you are a beneficial owner of shares held in “street name” and you do not provide the organization that holds your shares with specific instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters, as further described below. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our inspector of elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” When our inspector of elections tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted toward the vote total for any proposal.

Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals and elections of directors, even if not contested, and executive compensation, including the advisory stockholder vote on executive compensation, and, accordingly, include Proposals Nos. 1 and 2. Under NYSE rules, Proposals Nos. 3 and 4 are considered “routine” matters. We encourage you to provide voting instructions to the organization that holds your shares to ensure that your vote is counted on all proposals.

Revocability of Proxies

Stockholder of Record

You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•

delivering written notice of revocation to our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, or in person at the Annual Meeting;

•	submitting a later dated proxy; or
•	attending the Annual Meeting and voting in person.

5

Your most recent proxy card or telephone or Internet proxy is the one that is counted.

Your attendance at the Annual Meeting will not, by itself, constitute revocation of your proxy.

Beneficial Owner

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Internet Availability of Proxy Materials

This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2019 are available at https://materials.proxyvote.com.

Results of the Annual Meeting

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Availability of Our Independent Registered Public Accounting Firm

Representatives of Ernst & Young LLP, our independent registered public accounting firm, are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. For additional information regarding the Audit Committee and its activities with Ernst & Young LLP, see “Information About the Board of Directors and Corporate Governance” and “Report of the Audit Committee of the Board.”

YOUR VOTE IS IMPORTANT. ACCORDINGLY, PLEASE VOTE BY PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

6

PROPOSAL NO. 1

ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

Our board of directors, or our Board, currently consists of eight members and is divided into three classes of directors serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office for a three-year term and until their successors are duly elected and qualified, or their earlier death, resignation or removal. In accordance with our amended and restated certificate of incorporation and bylaws, our Board may fill any vacancy on the Board by appointment.

The two nominees for Class III director are Dr. David C. Stump and H. Ward Wolff. Dr. Stump was previously elected by the stockholders and Mr. Wolff was appointed as a director by the Board in 2018, based on the recommendation of the Nominating and Corporate Governance Committee. Both Dr. Stump and Mr. Wolff are currently serving as Class III director and their term expire at the Annual Meeting. If re-elected at the Annual Meeting, each of these nominees would serve until our 2023 annual meeting of stockholders and until his successor is elected and qualified, or, if sooner, until his death, resignation or removal. Each nominee has indicated his willingness to continue to serve as a director if re-elected. Our management has no reason to believe that any nominee will be unable to serve. In the event that any of the nominees should be unavailable for election as a result of an unexpected occurrence, shares represented by executed proxies will be voted for the election of a substitute nominee proposed by management.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Proxies cannot be voted for more than three persons. The two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected; withheld votes will have no effect. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “For” the election of the nominees named below.

The following table sets forth certain information as of February 28, 2020, with respect to our directors, including the two persons nominated for election by our Board at the Annual Meeting.

Name	Age	Director Since
James W. Young, Ph.D.	75	2000
Dayton Misfeldt	46	2009
Steve R. Carchedi	58	2013
Steven B. Ketchum, Ph.D.	55	2012
Homer L. Pearce, Ph.D.	67	2006
David C. Stump, M.D.	70	2006
H. Ward Wolff	71	2018
Nicole Onetto, M.D.712018	67	2019

The principal occupations and positions of our directors, including the two persons nominated for election by our Board at the Annual Meeting, for at least the past five years, are as follows:

7

Class III Nominees for Election to the Board for a Three-Year Term Expiring in 2023

David C. Stump, M.D. was most recently Executive Vice President, Research and Development at Human Genome Sciences, Inc., a biopharmaceutical company, serving there from November 1999 until December 2012.  Dr. Stump served as a member of Dendreon Corporation board of directors from 2010 until 2015. From December 2003 to May 2007, Dr. Stump served as Executive Vice President, Drug Development at Human Genome Sciences and, from November 1999 to December 2003, as its Senior Vice President, Drug Development. Prior to joining Human Genome Sciences, Dr. Stump held roles of increasing responsibility at Genentech, Inc., a biopharmaceutical company, from 1989 to 1999, including Vice President, Clinical Research and Genentech Fellow. Prior to joining Genentech, Dr. Stump was an Associate Professor of Medicine and Biochemistry at the University of Vermont. Dr. Stump is a member of the board of directors of MacroGenics, Inc., a biopharmaceutical company, Portola Pharmaceuticals, Inc., a commercial stage biotechnology company, and Regenxbio, Inc., a biopharmaceutical company, and a member of the board of trustees of Earlham College. Dr. Stump holds an A.B. from Earlham College and an M.D. from Indiana University and did his residency and fellowship training in internal medicine, hematology, oncology and biochemistry at the University of Iowa. The Board has concluded that Dr. Stump is qualified to be nominated as a director due to his scientific and clinical expertise and industry background, which are valuable as we continue our drug development efforts.

H. Ward Wolff currently serves as a member of the boards of directors of Portola Pharmaceuticals Inc., a commercial stage biotechnology company, and Calithera Biosciences, Inc., a clinical stage biotechnology company.  Mr. Wolff served as Executive Vice President and Chief Financial Officer of Sangamo Therapeutics, Inc., a genomic medicine company, from 2007 until his retirement in March 2017. Prior to Sangamo, Mr. Wolff served as Senior Vice President, Finance and Chief Financial Officer of Nuvelo, Inc. until its restructuring in August 2007 and, before that, he was Chief Financial Officer and Senior Vice President, Finance, of Abgenix, Inc. until April 2006 when Abgenix merged with Amgen Inc. Prior to joining Abgenix, Mr. Wolff held financial management positions in both public and private emerging growth companies. He began his career with Price Waterhouse, where he held a number of positions as a certified public accountant, including Senior Audit Manager. Mr. Wolff received a B.A. degree in Economics from the University of California at Berkeley and an M.B.A. degree from Harvard Business School.  The Board has concluded that Mr. Wolff is qualified to be nominated as a director due to his management experience in several public companies and financial and accounting expertise.

Class I Directors Continuing in Office Until the 2021 Annual Meeting

Steve R. Carchedi currently serves as the Chief Executive Officer and President of Apexian Pharmaceuticals, Inc., an oncology discovery and development company, a position he has held since October 2016. Mr. Carchedi previously served as the Chief Executive Officer and President of Cornerstone Pharmaceuticals, Inc., an oncology discovery and development company, from 2014 to 2016, and as the Senior Vice President and President, Commercial Operations for Mallinckrodt Pharmaceuticals from 2012 to 2013. He served as Chief Marketing Officer for General Electric (GE) Healthcare-MDx where he was responsible for leading worldwide marketing for GE’s Medical Diagnostics business. Prior to joining GE Healthcare, Mr. Carchedi held senior commercial leadership positions at Endo Pharmaceuticals, Enzon Pharmaceuticals, McNeil Specialty Pharmaceuticals (a subsidiary of Johnson & Johnson), Eli Lilly & Company, and Bristol Myers Squibb. Mr. Carchedi holds a Bachelor of Science in marketing from the West Chester University and a Masters in Business Administration in marketing from Drexel University. The Board has concluded that Mr. Carchedi should serve on our Board due to his experience in oncology drug development and commercialization, which the Board believes are valuable as we continue our drug development efforts.

Dayton Misfeldt has served as our Interim Chief Executive Officer since January 1, 2018.  Mr. Misfeldt is a Managing Director at Bay City Capital LLC, a venture capital firm he has worked at since May 2000, where he focuses on biopharmaceutical investment opportunities. Prior to joining Bay City Capital, Mr. Misfeldt was a Vice President at Roth Capital Partners where he worked as a sell-side analyst covering the biopharmaceutical industry. Mr. Misfeldt served on as a member of Interleukin Genetics, Inc. board of directors from 2013 to 2017. Mr. Misfeldt has also worked as a Project Manager at LifeScience Economics. Mr. Misfeldt received a B.A. in Economics from the University of California, San Diego. The Board has concluded that Mr. Misfeldt should serve on our Board due to his financial expertise and strong understanding of the biotechnology industry, which the Board believes makes him an important resource for the Board as it assesses both financial and strategic decisions.

Nicole Onetto, M.D. has served as a member of our Board since September 2019. Dr. Onetto is a medical doctor and independent consultant in oncology, drug development, and translational research. She was Deputy Director and Chief Scientific Officer at the Ontario Institute for Cancer Research from 2009 to 2016. From 2005 to 2009 she was Chief Medical

8

Officer at ZymoGenetics, a biotechnology company developing protein therapeutics. From 2002 to 2005, she served at OSI Pharmaceuticals, a biopharma company developing targeted cancer therapies, first as Executive Vice President Oncology, and then as Chief Medical Officer. Her career in the pharmaceutical industry also includes senior management positions at Bristol-Myers Squibb, Nexstar Pharmaceuticals, which was acquired by Gilead Sciences, and Immunex. Previously, she served for eleven years as a board member of ImmunoGen. Dr. Onetto earned her BS from the University of Paris, and an MS in Pharmacology from the University of Montréal. She obtained her MD and a Hematology-Oncology Certificate from the University of Paris. The Board has concluded that Dr. Onetto should serve on our Board due to her scientific and medical expertise and experience in oncology drug development.

Class II Directors Continuing in Office Until the 2022 Annual Meeting

James W. Young, Ph.D. served as Executive Chairman of our Board from December 2003 to April 2009 and has served as non-executive Chairman of our Board since April 2009. From May 2000 to November 2003, Dr. Young served as our Chief Executive Officer. In April 2006, he joined 5AM Ventures, a venture capital firm, as a Venture Partner. From September 1995 to March 2000, Dr. Young served as Vice President of Research, as Senior Vice President, Research and Development, and as Group Vice President at ALZA Corporation, a pharmaceutical company. From September 1992 to August 1995, Dr. Young served as Senior Vice President for Business Development and as President of the Pharmaceuticals Division of Affymax, N.V., a biopharmaceutical company. From September 1987 to August 1992, he served as Senior Vice President for Business Development and as Senior Vice President and General Manager of the Pharmaceuticals Division at Sepracor Inc., a pharmaceutical company. Dr. Young holds a B.S. in Chemistry from Fordham University and a Ph.D. in Organic Chemistry from Cornell University. The Board has concluded that Dr. Young should serve on our Board due to his prior history as our Chief Executive Officer and his long tenure as Board Chairman, which brings continuity to the Board and a depth of understanding. In addition, the Board believes that he brings operational and industry expertise due to his experience in management of other pharmaceutical and biopharmaceutical companies, as well as leadership skills that are important to the Board.

Steven B. Ketchum, Ph.D. served as our Senior Vice President, Research and Development from June 2008 to February 2012. In February 2012, Dr. Ketchum accepted the position of President of Research and Development, Senior Vice President at Amarin Corporation plc, a biopharmaceutical company, and concurrently transitioned from his executive role to a member of our Board. From May 2005 to May 2008, Dr. Ketchum served as Senior Vice President, Research & Development and Medical Affairs of Reliant Pharmaceuticals, Inc., a pharmaceutical company, which was acquired by GlaxoSmithKline in 2007. From June 2002 to April 2005, Dr. Ketchum served as Senior Vice President, Operations and Regulatory Affairs for IntraBiotics Pharmaceuticals, Inc. Dr. Ketchum also held positions at ALZA Corporation from November 1994 to May 2002, most recently as Senior Director, Regulatory Affairs. Dr. Ketchum earned a Ph.D. in Pharmacology from University College London (funded by the Sandoz Institute for Medical Research) and a B.S. in Biological Sciences from Stanford University. The Board has concluded Dr. Ketchum should serve on our Board due to his tenure at Sunesis and his scientific and regulatory expertise and industry background, which position him to make an effective contribution to the Board, and which the Board believes to be particularly important as we continue our drug development efforts and progress towards potential future regulatory filings.

Homer L. Pearce, Ph.D. served in various capacities at Eli Lilly & Company between 1979 and March 2006, including Vice President, Cancer Research and Clinical Investigation from 1994 to 2002 and Distinguished Research Fellow, Cancer Research, Lilly Research Laboratories from 2002 to March 2006. Dr. Pearce is a member of the American Association for Cancer Research, the American Chemical Society and the American Association for the Advancement of Science. Dr. Pearce holds a B.S. from Texas A&M University and a Ph.D. in Organic Chemistry from Harvard University. The Board has concluded that Dr. Pearce should serve on our Board due to his scientific expertise and industry background, which are valuable as we continue our drug development efforts.

There are no family relationships among any of our executive officers, directors or persons nominated to become one of our directors.

THE BOARD RECOMMENDS
A VOTE FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

9

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the Securities and Exchange Commission, or the SEC rules. This nonbinding advisory vote is commonly referred to as a “say-on-pay” vote.

At our 2019 annual meeting of stockholders, we asked our stockholders to indicate if we should hold a “say-on-pay” vote every year, every two years or every three years. The stockholders indicated by advisory vote their preference to hold a say-on-pay vote every year. After consideration of the voting results, the Board elected to hold a stockholder say-on-pay vote every year. In accordance with that policy, this year, the Company is again asking the stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholder’s interests and consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or Sunesis. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee of the Board, intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter.

THE BOARD RECOMMENDS
A VOTE FOR PROPOSAL NO. 2.

10

PROPOSAL NO. 3

AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Background

The Board has approved a proposed amendment to the Company’s amended and restated certificate of incorporation, as amended, or the Certificate of Incorporation, that would effect a reverse stock split whereby a number of outstanding shares of our common stock between and including two and twelve, such number consisting only of whole shares, will be combined into one share of our common stock, or the Reverse Stock Split. The amendment corresponding to this proposal is attached hereto as Appendix A.

Under the proposed amendment, any whole number of outstanding shares between and including two and twelve shares would be combined, converted and changed into one share of common stock. The Board believes that stockholder approval of the range of potential exchange ratios (rather than a single exchange ratio) provides the Board with the flexibility to achieve the desired results of the Reverse Stock Split and, therefore, is in the best interests of the Company and its stockholders.  If the stockholders approve this proposal, the Board would effect the Reverse Stock Split only upon the Board’s determination that such Reverse Stock Split would be in the best interests of the Company and its stockholders at that time.

The effectiveness of this amendment or the abandonment of this amendment will be determined by the Board following the Annual Meeting in its discretion. To effect the Reverse Stock Split, the Board would set the timing for such a split and select the specific ratio from the range of ratios described in this Proposal No. 3. No further action on the part of stockholders will be required to either implement one or abandon the Reverse Stock Split.

The Board has recommended that this proposed amendment be presented to the Company’s stockholders for approval.

Upon receiving stockholder approval of the proposed amendment, the Board will have the sole discretion to elect pursuant to Section 242(c) of the Delaware General Corporation Law, or the DGCL, as it determines to be in the best interests of the Company and its stockholders, whether to effect a Reverse Stock Split and, if so, the number of shares of our common stock between and including two and twelve which will be combined into one share of our common stock, at any time before the first anniversary of the Annual Meeting and in each instance the authorized number of shares of common stock will be reduced on a proportional basis. If the proposal is approved by stockholders, and the Board determines to implement a Reverse Stock Split, we would communicate to the public the specific ratio the Board selects.

If the Board determines to effect a Reverse Stock Split by filing the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, the Certificate of Incorporation would be amended accordingly. The text of the form of amendment to the Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware to effect the Reverse Stock Split reflected therein, is set forth in Appendix A to this Proxy Statement. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect one of the Reverse Stock Split, if any.

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding common stock immediately following the Reverse Stock Split as such stockholder held immediately prior to such Reverse Stock Split. The par value of the common stock would remain unchanged at $0.0001 per share. The amendment would not change the number of authorized shares of common stock. Accordingly, the Reverse Stock Split selected, if any, will have the effect of creating additional unreserved shares of our authorized common stock. These additional shares may be used by us for various purposes in the future without further stockholder approval, including, among other things:

•	raising capital to fund our clinical trials and to continue as a going concern;

•	establishing strategic relationships with other companies;

•	providing equity incentives to our employees, officers or directors; and

•	expanding our business or product lines through the acquisition of other businesses or products.

You should keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of the Company’s business or your proportional ownership in the Company. You should also consider that in many cases, the market price of a company’s shares declines after events similar to the Reverse Stock Split.

11

While we anticipate that we will be required to seek additional equity or debt financing to fund our operations through the next 12 months, currently, we do not have any plans, arrangements, understandings, or commitments with regard to the issuance of additional authorized but unissued and unreserved shares of common stock that would be created by the Reverse Stock Split.

Reasons for the Reverse Stock Split

Our common stock is listed on the Nasdaq Global Market, or Nasdaq, under the symbol “SNSS.” Nasdaq has several continued listing criteria that companies must satisfy in order to remain listed on the exchange. One criteria for continued listing is that we maintain a trading price that is greater than or equal to $1.00 per share. On July 9, 2019, we were notified by Nasdaq that we were out of compliance with its Listing Rule 5810(c)(3)(A), which requires maintenance of a minimum bid price of $1.00 per share. We were granted a 180 calendar day grace period, or until January 6, 2020, to regain compliance with the minimum bid price requirement. Subsequently, we requested and on January 7, 2020 we received a second 180-calendar day extension, or until July 6, 2020, to demonstrate compliance.

On March 16, 2020, The Nasdaq Stock Market LLC filed an immediately effective rule change with the Securities Exchange Commission to permit a longer period of time for companies to regain compliance with the bid price and market value of publicly held shares continued listing requirements by tolling the compliance periods through and including June 30, 2020. The purpose of this rule change was to provide relief to companies that are out of the bid price and market value compliance additional time to regain compliance. Under this rule change, our compliance period was extended through September 18, 2020. The minimum bid price requirement will be met if our common stock has a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days prior to September 18, 2020. We might not achieve compliance with this requirement prior to September 18, 2020.

Our Board believes that the continued listing of our common stock on Nasdaq is in the best interests of our stockholders. If our common stock was delisted from Nasdaq, trading, if any, in our securities may then continue to be conducted in the over-the-counter market on the OTC bulletin board, OTC Markets or in the “pink sheets.” In this case, we could face significant material adverse consequences, including:

•	the issuance of our securities may require compliance with the individual securities laws or “blue sky” laws of several states, which may be time consuming and costly;

•	limited availability of market quotations for our securities;

•

the determination that our common stock is a “penny stock,” which would require brokers trading in our common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our common stock;

•	more limited amount of news and analyst coverage for us;

•	decreased ability to issue additional securities or obtain additional financing in the future; and

•	decreased ability of our security holders to sell their securities in certain states.

The purpose of the Reverse Stock Split is to increase the market price of our common stock. The Board intends to implement a Reverse Stock Split with a specific conversion ratio only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for our common stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. If the trading price of our common stock increases without implementing one of the Reverse Stock Split exchange ratios, the Board may exercise its discretion not to implement any of the Reverse Stock Split exchange ratios.

Further, the Board also believes that the increased market price of our common stock expected as a result of implementing a Reverse Stock Split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted that the liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split.

12

The Board is hopeful, however, that the anticipated higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

The Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private” transaction within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Board Discretion to Implement the Reverse Stock Split

If the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the actual reverse stock split will be effected, if at all, only upon a subsequent determination by the Board that a Reverse Stock Split (with a reverse split ratio determined by the Board as described above) is in the best interests of the Company and its stockholders at the time. Such determination will be based upon many factors, including existing and expected marketability and liquidity of the common stock, prevailing market conditions and the likely effect on the market price of the common stock. Notwithstanding approval of the Reverse Stock Split by the stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect the Reverse Stock Split prior to the one year anniversary of this Annual Meeting, as permitted under Section 242(c) of the DGCL. If the Board fails to implement the Reverse Stock Split prior to the one-year anniversary of this Annual Meeting, stockholder approval would again be required prior to implementing any Reverse Stock Split.

Discretionary Authority of the Board to Abandon Reverse Stock Split

The Board reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the certificate of amendment, even if the Reverse Stock Split has been authorized by our stockholders. By voting in favor of the Reverse Stock Split, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

Criteria to be Used for Decision to Effect a Reverse Stock Split

If the stockholders approve the Reverse Stock Split, the Board will be authorized to proceed with any of the alternative Reverse Stock Split exchange ratios that it selects in its sole discretion. In determining whether to proceed with one of the Reverse Stock Split exchange ratios, the Board expects to consider a number of factors, including market conditions, existing and expected trading prices of our common stock, the listing requirements of the Nasdaq, our additional funding requirements, and the amount of our authorized but unissued common stock.

Effects of the Reverse Stock Split

After the Effective Time (as defined below) of the Reverse Stock Split, each stockholder will own a reduced number of shares of common stock. This would affect all of the Company’s stockholders uniformly and would not affect any stockholder’s percentage ownership in the Company, except to the extent that the Reverse Stock Split results in a stockholder owning a fractional share as described below. The number of stockholders of record would not be affected by the Reverse Stock Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Stock Split.

Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of common stock after the Reverse Stock Split.

The Reverse Stock Split would reduce the number of shares of common stock available for issuance under the Company’s 2011 Equity Incentive Plan, as amended, or the 2011 Plan, and its 2011 Employee Stock Purchase Plan, or the 2011 ESPP, in proportion to the reverse split ratio of the Reverse Stock Split. As of April 20, 2020, the number of shares of common stock authorized for issuance but unissued under the 2011 Plan is 2,806,192 and the number of shares of common stock authorized for issuance but unissued under the 2011 ESPP is 545,466.

As of April 20, 2020, the Company has outstanding certain stock options to purchase approximately 7,959,954 shares of common stock, warrants to purchase 208,002 shares of common stock, and preferred stock to convert 19,714,000 shares of common stock, all of which were granted under the 2011 Plan and various other prior plans and non-plan agreements. Under the terms of each of the various plans and agreements governing the Company’s outstanding options, warrants, and preferred

13

stock, the Reverse Stock Split will effect a reduction in the number of shares of the Company’s common stock issuable upon the exercise of such options, warrants, and preferred stock conversion, in proportion to the reverse split ratio of the Reverse Stock Split. The Reverse Stock Split will effect a proportionate increase in the exercise prices of the Company’s outstanding stock options and warrants. In connection with the Reverse Stock Split, the number of shares of the Company’s common stock issuable upon the exercise of outstanding options and warrants or conversion of outstanding preferred stock will be rounded down to the nearest whole share, and no cash payment will be made in respect of such rounding.

The following table contains approximate information relating to the common stock under three specific ratios within the range, based on share information as of April 20, 2020:

	Number of Shares of Common Stock Before Reverse Stock Split	Estimated Number of Shares of Common Stock After the Reverse Stock Split(1)
		2:1	6:1	12:1
Issued and outstanding	111,393,236	55,696,617	18,565,539	9,282,769
Reserved for future issuance pursuant to 2011 Plan and 2011 ESPP	3,351,658	1,675,829	558,609	279,304
Reserved for future issuance pursuant to outstanding options, warrants, and preferred stocks	27,881,956	13,940,978	4,646,992	2,323,496

(1)	The shares presented are an estimate as we do not know the number of fractional shares that will be required to be paid out in cash following the Reverse Stock Split.

No fractional shares of common stock will be issued in connection with any of the proposed Reverse Stock Split exchange ratios. Holders of a common stock who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as described below.

The common stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split would not affect the registration of the common stock under the Exchange Act. After the Reverse Stock Split, provided that the Company continues to meet the minimum bid price and other listing requirements, the common stock would continue to be reported on the Nasdaq under the symbol “SNSS”.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

If the Reverse Stock Split is implemented, some stockholders may consequently own less than one hundred shares of common stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Stock Split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

The effect of the Reverse Stock Split upon the market prices for the common stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. In particular, there is no assurance that the price per share of the common stock after the Reverse Stock Split will be 2 to 12 times, as applicable, the price per share of the common stock immediately prior to the Reverse Stock Split. Furthermore, there can be no assurance that the market price of the common stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased share price can be maintained, the Reverse Stock Split may not achieve the other desired results which have been outlined above. Moreover, because some investors may view a Reverse Stock Split negatively, there can be no assurance that approval of the Reverse Stock Split will not adversely impact the market price of the common stock or, alternatively, that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

In addition, although we believe the Reverse Stock Split may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to institutional and

14

other long term investors or that the liquidity of our common stock will increase since there would be a reduced number of shares outstanding after the Reverse Stock Split.

The increase in the number of shares of authorized but unissued and unreserved common stock may have an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Certificate of Incorporation or the Amended and Restated Bylaws of the Company, or the Bylaws.

The increased number of available authorized but unissued shares as a result of the Reverse Stock Split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of the Reverse Stock Split would be in addition to existing anti-takeover provisions of the Certificate of Incorporation and Bylaws.

Effective Time

If the proposed Reverse Stock Split is approved at the Annual Meeting and the Board elects to proceed with one of the Reverse Stock Split in one of the approved ratios, the Reverse Stock Split would become effective as of the filing, or the Effective Time, of the applicable certificate of amendment to the Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, all shares of common stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of common stock in accordance with the Reverse Stock Split ratio determined by the Board among the choices set forth in this Proposal No. 3.

Cash Payment In Lieu of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, in lieu of any fractional shares to which a holder of common stock would otherwise be entitled as a result of the Reverse Stock Split, the Company shall pay cash equal to such fraction multiplied by: (i) the average closing sale price of shares of common stock for the 10 trading days immediately prior to the Effective Time (calculated on a post- reverse split basis) or, if no such sale takes place on such days, the average of the closing bid and asked prices for such days, as officially reported on the Nasdaq, or, if the common stock is then not listed on the Nasdaq, the average closing bid price per share of the common stock for such days, as then quoted on the OTC Bulletin Board or any tier of the OTC Markets, or (ii) if the common stock is not traded on or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market, the fair market value of the common stock as determined by the Board of the Company in its reasonable good faith judgement. Upon stockholder approval of this proposal, if the Board elects to implement the Reverse Stock Split at a reverse split ratio ranging between and including 2:1 to 12:1, stockholders owning less than 2 to 12 shares, as applicable, of common stock prior to the Reverse Stock Split would be eliminated. However, even if the Board selects the maximum Reverse Stock Split ratio of 12:1, the Company does not expect that cashing out fractional stockholders would substantially reduce the number of stockholders of record.

Exchange of Stock Certificates

As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. American Stock Transfer & Trust Company, our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR EXCHANGE AGENT. STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.

Stockholders whose shares are held in book-entry form or by their stockbroker do not need to submit old share certificates for exchange. These stockholders’ book-entry records or brokerage accounts will automatically reflect the new quantity of shares based on the selected Reverse Stock Split ratio. As soon as practicable after the Effective Time, our transfer agent will send to such stockholders or their brokers a transmittal letter along with a statement of ownership

15

indicating the number of post-Reverse Stock Split shares of common stock held. Beginning on the effective date of the Reverse Stock Split, each certificate or other share ownership record representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

No Appraisal Rights

Under the DGCL, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain Material Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders

The following is a summary of the material federal income tax considerations of the proposed Reverse Stock Split to certain U.S. Holders (as defined below) of our common stock, but does not purport to be a complete analysis of all potential tax effects. This summary is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations thereunder and administrative rulings, court decisions and other legal authorities related thereto, each as in effect as of the date of this proposal and all of which are subject to change or differing interpretations. Any such change or differing interpretation, which may or may not be retroactive, could alter the tax consequences to the stockholders described herein. This discussion is included for general informational purposes only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder. It addresses only stockholders who hold the pre-reverse split shares and post-reverse split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, real estate investment trusts, regulated investment companies, stockholders who hold their pre-reverse split shares through individual retirement or other tax-deferred accounts, stockholders who are not U.S. Holders (as defined below), stockholders who have a functional currency other than the U.S. dollar, partnerships or other entities classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our common stock through such entities), stockholders who hold the pre-reverse split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Code or Section 1244 stock for purposes of Section 1244 of the Code, stockholders who acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, stockholders who are subject to the alternative minimum tax or Medicare contribution tax provisions of the Code, or stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation. In addition, this summary does not address any tax consequences other than certain U.S. federal income tax consequences of the Reverse Stock Split, including the tax consequences of the Reverse Stock Split under state, local or non-U.S. tax laws, or under estate, gift, excise or other non-income tax laws, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split) including, without limitation, the tax consequences to holders of options, warrants or similar rights to acquire our common stock. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split. There can be no assurance that the IRS will not take a position contrary to these statements or that a contrary position taken by the IRS would not be sustained by a court. Each stockholder is advised to consult his, her or its tax advisor as to the federal income tax consequences of the Reverse Stock Split in such stockholder’s situation.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is any of the following:

•	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

•

a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

The federal income tax consequences of the Reverse Stock Split will vary depending on whether a stockholder receives solely a reduced number of shares in the Reverse Stock Split or receives cash for fractional shares. A stockholder who

16

receives solely a reduced number of shares generally will not recognize gain or loss in the Reverse Stock Split. A stockholder who receives cash for fractional shares generally will recognize gain or loss equal to the difference between the portion of the tax basis of the pre-reverse split shares allocated to the fractional share interest and the cash received for such fractional shares. Such gain or loss will be a capital gain or loss and will be short term if the pre-reverse split shares were held for one year or less and long term if held more than one year. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code. The aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices.

No gain or loss will be recognized by Sunesis as a result of the Reverse Stock Split.

STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Required Vote

The affirmative vote of the holders of a majority of the shares of the common stock outstanding will be required to approve the Reverse Stock Split and the corresponding amendment to the Certificate of Incorporation to effect the Reverse Stock Split.

THE BOARD RECOMMENDS
A VOTE IN FAVOR OF FOR ON PROPOSAL NO. 3.

17

PROPOSAL NO. 4

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee of the Board, or the Audit Committee, has selected Ernst & Young LLP, or Ernst & Young, as our independent registered public accounting firm for the year ending December 31, 2020, and has further directed that management submit the selection of Ernst & Young for ratification by the stockholders at the Annual Meeting. Ernst & Young has audited our financial statements since our inception in 1998. Representatives of Ernst & Young are expected to be present at our Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young as our independent registered public accounting firm is not required by our bylaws or other governing documents. However, the Audit Committee is submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Sunesis and our stockholders.

Stockholders are requested in this Proposal No. 4 to ratify the selection of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2020. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter will be required to ratify this Proposal No. 4.

THE BOARD RECOMMENDS
A VOTE FOR PROPOSAL NO. 4.

18

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

In connection with the audit of our 2019 financial statements, we entered into an engagement agreement with Ernst & Young which sets forth the terms by which Ernst & Young will perform audit and interim services for us.

The following is a summary of the aggregate fees billed to us by Ernst & Young, our independent registered public accounting firm, for the years ended December 31, 2019 and 2018, for each of the following categories of professional services:

	Year Ended December 31,
Fee Category	2019	2018
Audit fees(1)	$435,544	$488,509
Audit-related fees(2)	240,000	175,000
Tax fees	—	—
All other fees	—	—
Total fees	$675,544	$663,509

(1)

Audit fees for 2019 and 2018 included the aggregate fees and out-of-pocket expenses for professional services rendered for: (a) the audit of our consolidated financial statements, and (b) the review of our interim financial statements.

(2)

Audit-related fees for 2019 and 2018 included the aggregate fees and out-of-pocket expenses for professional services rendered for: (a) the provision of auditor comfort letters to Cantor Fitzgerald & Co. in relation to our controlled equity offering sales agreements with Cantor, (b) provision of comfort letters and consents and review of documents filed with the SEC in connection with our underwritten public offerings completed in January and July 2019, and (c) provision of comfort letters and consents and review of documents related to registration statements on Forms S-3 and S-8 and other SEC filings.

All of the fees described above were pre-approved by the Audit Committee.

Pre-approval Policies

The Audit Committee has adopted a policy relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to pre-approval procedures established by the Audit Committee, including policies for delegating authority to a member of the Audit Committee. Any service that is approved pursuant to a delegation of authority to a member of the Audit Committee must be reported to the full Audit Committee at a subsequent meeting.

The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young as described above is compatible with maintaining their independence.

19

INFORMATION ABOUT THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Members of the Board

The laws and rules governing public companies and the Nasdaq listing requirements oblige our Board to affirmatively determine the independence of its members. The Board consults with our corporate counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in Nasdaq listing requirements, as in effect from time to time.

Consistent with these considerations, after a review of all relevant transactions or relationships between each director, or any of their family members, and Sunesis, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that Drs. Young, Ketchum, Pearce, Stump and Onetto, and Messrs. Carchedi and Wolff—all of the members of our Board—are independent directors within the meaning of the applicable Nasdaq listing requirements. Our Board has affirmatively determined that Mr. Misfeldt is not an independent director within the meaning of the applicable Nasdaq listing requirements given that he is currently our interim Chief Executive Officer.

Board Leadership Structure

The Board is currently chaired by Dr. Young, Sunesis’ former Executive Chairman. Dr. Young, or the Board Chairman, has authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Board Chairman and CEO reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that such separation creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of Sunesis and its stockholders. As a result, we believe that having a Board Chairman separate from the CEO can enhance the effectiveness of the Board as a whole. In addition, Dr. Young’s previous position as Executive Chairman helps ensure that the Board and management act with a common purpose. In our view, having a Board Chairman far removed from management has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken our ability to develop and implement strategy. Instead, we believe that Dr. Young’s former management position makes him best positioned to act as a bridge between management and the Board, facilitating the regular flow of information and implementation of our strategic initiatives and business plans. We also believe that it is advantageous to have a Board Chairman with extensive history and knowledge of Sunesis, as is the case with Dr. Young.

Role of the Board in Risk Oversight

The Board has an active role in overseeing management of Sunesis’ risks, which it administers directly as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including information regarding our credit, liquidity, operations, and cybersecurity and the risks associated with each. The Audit Committee of the Board has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. However, due to the criticality of these risks, they are also discussed to a great extent by the full Board at regularly scheduled meetings, or at ad hoc meetings with the full Board or a subset thereof. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal controls over financial reporting. The Nominating and Corporate Governance Committee of the Board, or the Nominating and Corporate Governance Committee, monitors the effectiveness of our corporate governance guidelines, including whether they are effective in preventing illegal or improper liability-creating conduct, and manages risks associated with the independence of the Board and potential conflicts of interest. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk taking. While each committee is responsible for evaluating certain risks and overseeing management of such risks, the entire Board is regularly informed through committee reports about such risks.

20

Meetings of the Board

Our Board held eight meetings during 2019. Each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which he or she served.

Executive Sessions

The independent directors meet in executive session without management directors, non-independent directors or management present. These sessions take place prior to or following regularly scheduled Board meetings. The directors met in such sessions four times during 2019.

Information Regarding Committees of the Board

Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of these three standing committees has a written charter approved by our Board that reflects the applicable standards and requirements adopted by the SEC and Nasdaq. A copy of each charter can be found on our website, www.sunesis.com, under the section titled “Investors & Media” and under the subsection “Corporate Governance.” Information contained in, or accessible through, our website is not a part of this proxy statement. The following table provides membership and meeting information for 2019 for each of the committees of the Board:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Steve R. Carchedi	X	X*
Steven B. Ketchum, Ph.D.			X
Nicole Onetto, M.D.(1)		X
Homer L. Pearce, Ph.D.		X	X*
David C. Stump, M.D.	X
H. Ward Wolff	X*
Total Meetings in 2019	4	8	5

*	Committee Chairman.
(1)

Dr. Onetto was appointed as a director by the Board in September 2019, based on the recommendation of the Nominating and Corporate Governance Committee, and has also been appointed to the Compensation Committee of the Board.

Below is a description of each standing committee of the Board. The Board has determined that each committee member meets the applicable Nasdaq rules and regulations regarding “independence” and is free of any relationship that would impair his or her individual exercise of independent judgment with regard to Sunesis. The standing committees regularly report to the Board on their actions and recommendations. The committees periodically review their charters and assess their own performance. In addition, the Board, through the Nominating and Corporate Governance Committee, conducts an annual review of the role, function, roster and operation of each of the Board’s standing committees.

Audit Committee

The Audit Committee was established by our Board to oversee our corporate accounting and financial reporting processes and audits of our financial statements. For this purpose, our Audit Committee is responsible for, among other things:

•

meeting with management and the independent registered public accounting firm to review and discuss the annual financial statements and the report of the independent registered public accounting firm thereon and, to the extent that management or the independent registered public accounting firm bring any such matters to the attention of the Audit Committee, to discuss significant issues encountered in the course of the audit work, if any, such as restrictions on the scope of activities or access to required information;

21

•

meeting with management and the independent registered public accounting firm to review and discuss our quarterly financial statements, including under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our earnings press releases and any earnings guidance provided to analysts and ratings agencies;

•

assisting our Board in its oversight of the integrity of our financial statements, the effectiveness of our internal control over financial reporting, and our compliance with legal and regulatory requirements;

•

determining and approving the initial engagement and retention of the independent registered public accounting firm, including evaluating and monitoring the independent registered public accounting firm’s performance, qualifications and independence;

•	reviewing and approving the independent registered public accounting firm’s performance of any proposed permissible audit and non-audit services and the fees for such services;
•	reviewing and approving or rejecting transactions between us and any related persons;
•

reviewing significant issues regarding accounting principles and financial statement presentations, including any significant changes in our selection or application of accounting principles, policies or practices;

•	conferring with management and the independent registered public accounting firm regarding our policies and procedures regarding risk assessment and management;
•

establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees or agents of concerns regarding questionable accounting or auditing matters;

•

reviewing with counsel, the independent registered public accounting firm and management, as appropriate, any significant regulatory or other legal or accounting initiative or matter that may have a material impact on our financial statements, compliance programs and policies; and

•	preparing the report required by the SEC rules to be included in our annual proxy statement.

The Audit Committee consists of Mr. Wolff, Chairman, Mr. Carchedi, and Dr. Stump. The Audit Committee held four meetings during 2019. The Board reviews the Nasdaq definition of “independence” for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing requirements). The Board has also determined that Mr. Wolff qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Wolff’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for public reporting companies.

Report of the Audit Committee of the Board (1)

The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements, and establishing and maintaining adequate controls over public reporting. Our independent registered public accounting firm for 2019, Ernst & Young, had responsibility for conducting an audit of our annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and with Ernst & Young our audited consolidated financial statements for the year ended December 31, 2019, included in our Annual Report on Form 10-K, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

22

The Audit Committee is responsible for evaluating, managing and approving the engagement of the independent registered public accounting firm, including the scope, extent and procedures for the annual audit and the compensation to be paid for these services, and all other matters the Audit Committee deems appropriate, including ensuring the independent registered public accounting firm’s accountability to the Board and the Audit Committee.

The Audit Committee has discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, which include, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young their independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

H. Ward Wolff, Chairman

Steve R. Carchedi

David C. Stump, M.D.

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

•	fulfilling the Board’s role in overseeing our compensation plans, policies and programs, including reviewing and approving corporate performance goals and objectives;
•

assisting our Board in discharging its responsibilities with respect to officer, employee, consultant and director compensation, including making recommendations to our Board regarding non-employee director compensation;

•

establishing corporate and individual performance objectives relevant to the compensation of our executive officers and other senior management and evaluating their performance in light of these stated objectives;

•	assessing and monitoring whether any of our compensation policies and programs has the potential to encourage excessive risk-taking;
•	preparing the report required by SEC rules to be included in our annual proxy statement, if required; and
•

supervising the administration of our stock option plans, employee stock purchase plan and other compensation and incentive programs and administering any plans and programs designed and intended to provide compensation for our officers, including severance arrangements and change of control protections.

The Compensation Committee is chaired by Mr. Carchedi, and also includes Dr. Pearce and Dr. Onetto. The Compensation Committee held five meetings during 2019. All members of our Compensation Committee are “independent” (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing requirements). Each member of the Compensation Committee is a “non-employee” director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate. In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of Sunesis, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct

23

responsibility for the oversight of the work of any advisors engaged for the purposes of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor to the Compensation Committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration six factors, prescribed by Nasdaq, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	recommending to our Board the composition and operations of our Board;
•	identifying and evaluating individuals qualified to serve as members of our Board, and recommending to our Board the director nominees for the annual meeting of stockholders and to fill vacancies;
•

overseeing all aspects of corporate governance on behalf of our Board, including making recommendations regarding corporate governance issues and developing a set of corporate governance guidelines applicable to us;

•	recommending to our Board the responsibilities of each Board committee, the composition and operation of each Board committee, and director nominees for assignment to each Board committee; and
•	overseeing our Board’s annual evaluation of its performance and the performance of our Board committees.

The Nominating and Corporate Governance Committee is chaired by Dr. Pearce and also includes Dr. Ketchum, both of whom are “independent” (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing requirements). The Nominating and Corporate Governance Committee held eight meetings during 2019.

Director Nominations Process

The Nominating and Corporate Governance Committee is charged with monitoring the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee has primary responsibility for reviewing, evaluating and recommending to the Board the slate of nominees for director to be elected by the stockholders at each annual meeting of stockholders and, where applicable, to fill vacancies. In its exercise of these responsibilities, the Nominating and Corporate Governance Committee considers the appropriate size and composition of our Board, taking into account that our Board as a whole should have competency in the following areas:

•	industry knowledge;
•	accounting and finance;
•	business judgment;
•	management;
•	leadership;
•	business strategy;
•	corporate governance; and
•	risk management.

24

The Nominating and Corporate Governance Committee evaluates the types of backgrounds, skills, and attributes which are needed to help strengthen our Board in light of the need for an appropriate balance of the above competencies. This evaluation takes place in the context of the current composition of the Board, our operating requirements and the interests of Sunesis and our stockholders.

The Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current directors whose terms are about to expire, considering the above criteria and any potential conflicts of interest as well as applicable independence and experience requirements. In the case of incumbent directors whose terms are about to expire, the Nominating and Corporate Governance Committee considers the director’s demonstrated service and commitment to Sunesis, as well as his or her willingness to continue in service on our Board. If any incumbent director whose term is expiring does not wish to continue in service as a director, if the Nominating and Corporate Governance Committee decides not to nominate a member for re-election, or if the Nominating and Corporate Governance Committee wishes to increase the size of the Board, it will identify the desired skills and experience of a new nominee as outlined above unless the Board determines not to fill the vacancy.

In addition to evaluating core competencies, when considering candidates for director, the Nominating and Corporate Governance Committee will consider whether such candidates have sufficient time to devote to the affairs of Sunesis as well as each candidate’s reputation for integrity and commitment to rigorously represent the long-term interests of our stockholders. Other considerations include any potential conflicts of interest as well as applicable independence and experience requirements as set forth by applicable Nasdaq and SEC rules and regulations. In addition, the Nominating and Corporate Governance Committee balances the value of continuity of service of incumbent Board members with that of obtaining new perspectives. With respect to new candidates for the Board, the Nominating and Corporate Governance Committee will also conduct any necessary or appropriate inquiries into the backgrounds and qualifications of such candidates. The Nominating and Corporate Governance Committee also believes that the Board should comprise individuals whose backgrounds and experience complement those of other Board members, and also considers whether a prospective nominee promotes a diversity of talent, skill, expertise, background, perspective and experience, including with respect to age, gender, ethnicity, place of residence and specialized experience. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and nominees are not required to possess any particular attribute.

The Nominating and Corporate Governance Committee also recommends to our Board the responsibilities and composition of the Board’s committees and evaluates and recommends to the Board those directors to be appointed to the various committees, including the directors recommended to serve as Chairman of each committee. The evaluation of such appointments takes into consideration, among other factors, applicable independence and experience requirements as set forth by applicable Nasdaq and SEC rules and regulations and the membership criteria specified in the relevant committee charter.

The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate is recommended by a stockholder. The Nominating and Corporate Governance Committee will consider stockholders’ nominations for directors only if written notice is timely received by our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, and contains the information required for such nominations in accordance with our bylaws. To be timely, notice must be received not less than 120 days prior to the first anniversary of the date on which we first mailed a proxy statement to stockholders in connection with the preceding year’s annual meeting, unless the date of the annual meeting has been changed by more than 30 days from the date of the prior year’s meeting, in which case notice must be received not later than the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The Nominating and Corporate Governance Committee did not receive any stockholder nominations during 2019.

Stockholder Communications with the Board of Directors

Our stockholders may communicate with the Board by writing to our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080. Our Corporate

25

Secretary will review these communications and will determine whether they should be presented to our Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications. All communications directed to the Audit Committee in accordance with our Complaint, Investigation and Whistleblower Policy that relate to questionable accounting or auditing matters involving Sunesis will be promptly and directly forwarded to the Chairman of the Audit Committee.

Annual Meeting Attendance

In 2019, Mr. Misfeldt and Mr. William P. Quinn, our Chief Financial Officer, Senior Vice President, Finance and Corporate Development, attended our annual meeting.

Corporate Governance Guidelines

Our Board has documented our governance practices by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines clarify the role of the Board in reviewing, approving and monitoring fundamental financial and business strategy and major corporate actions; ensuring processes are in place for maintaining the integrity of the Company and its financial statements; assessing major risks presented to the Company and reviewing options for their mitigation; and selecting, evaluating and compensating our CEO and other officers of the Company. The Corporate Governance Guidelines also set forth the practices our Board intends to follow with respect to board composition, director qualification and selection, board meetings and involvement of senior management, board committee composition and selection, director access to management and independent advisors, and non-employee director compensation and continuing education. The Corporate Governance Guidelines were adopted by the Board to, among other things, reflect changes to the legal and regulatory requirements, including the Nasdaq listing requirements and SEC rules, and evolving best practices and other developments. Our Corporate Governance Guidelines can be found on our website, www.sunesis.com, under the section titled “Investors & Media” and under the subsection “Corporate Governance.”

Delinquent Section 16(A) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of reports furnished to us, we believe that during the year ended December 31, 2019, our executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements, except the change in beneficial ownership on Form 4 in connection with one option grant was inadvertently filed late by Judith A. Fox, our Chief Scientific Officer, Executive Vice President, Research & Development.

Director Compensation

Board and Committee Fees and Awards.

In June 2013, upon the recommendation of the Compensation Committee, the Board adopted a Non-Employee Director Compensation Policy, which was amended in June 2015, March 2016, June 2016, March 2017 and June 2019, or the Director Compensation Policy. The latest amendment to the Director Compensation Policy in June 2019 was based on data and recommendations from Radford, part of Aon plc. According to the Director Compensation Policy, each non-employee director of our Board (other than the Board Chairman) is entitled to receive a quarterly payment of $10,000 and the non-employee Board Chairman is entitled to receive a quarterly payment of $15,000, each in connection with his or her services as a director and Board Chairman, respectively. Additionally, the non-employee director who serves as Chairman of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee is entitled to receive a quarterly payment of $5,000, $3,750 and $1,875, respectively, for service as Chairman. Each non-employee director who serves as a committee member of the Audit Committee, Compensation Committee or Nominating and Corporate Governance

26

Committee is entitled to receive a quarterly payment of $2,500, $1,875 and $1,250, respectively, for service as a non-chairman member of each such committee.

In addition, in accordance with the Director Compensation Policy, on the last trading day of the month in which each annual meeting of stockholders is held in 2019, each non-employee director that continues to serve as a non-employee member on our Board was entitled receive an option to purchase 60,000 shares of our common stock, or the Annual Grants. The exercise price of these options equaled the fair market value of our common stock on the date of grant, and these options vested monthly over a one-year period, subject to the director’s continued service as a director. Each person who became a non-employee director, whether by election by our stockholders or by appointment by the Board to fill a vacancy, would automatically be granted an option to purchase 90,000 shares of our common stock on the last date of the month in which such person first becomes a non-employee director, or the Initial Grant, and such Initial Grant would be in lieu of such person’s Annual Grant for that year, unless the non-employee director is elected or appointed to the Board for the first time for more than 3 months prior to the date of the annual meeting of stockholders but after the date of the prior year’s annual meeting of stockholder, then the non-employee director shall receive pro-rata Annual Grant based on the number of calendar quarters in which the non-employee director has served prior to the date of the annual meeting of stockholders. The Initial Grant would vest monthly over a two-year period, subject to the director’s continued service as a director.

The Director Compensation Policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

On June 28, 2019, each recurring non-employee director of our Board serving on our Board on that date received a grant of non-qualified stock options to purchase 60,000 shares of our common stock under our 2011 Plan. The non-employee director that became a director in 2019 received the Initial Grant of non-qualified stock options to purchase 90,000 shares of our common stock under the 2011 Plan. Each of these options vests monthly over a one-year period.

Director Compensation Table

The following table sets forth the compensation information for our non-employee directors for the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total ($)
Steve R. Carchedi	65,000	43,608	111,108
Steven B. Ketchum	45,000	43,608	88,608
Nicole Onetto, M.D.	13,682	64,791	78,473
Homer L. Pearce, Ph.D.	55,000	43,608	98,608
David C. Stump M.D.	50,000	43,608	93,608
H. Ward Wolff.	60,000	43,608	103,608
James W. Young, Ph.D.	60,000	43,608	103,608

(1)	Consists of fees earned for Board and committee meeting attendance as described above.
(2)

The dollar amounts in this column represent the aggregate grant date fair value of stock option awards granted pursuant to the 2011 Plan in the year ended December 31, 2019. These amounts have been calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718. For additional information on the valuation and forfeiture related assumptions, refer to Note 10, Stock-Based Compensation, of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2019, which identifies assumptions made in the valuation of option awards in accordance with FASB ASC Topic 718.

(3)

On June 28, 2019, each non-employee director, with exception to Dr. Onetto, received a grant of non-qualified stock options to purchase 60,000 shares of our common stock. The aggregate grant date fair value of each such option award was $43,608. In connection with Dr. Onetto’s appointment as a non-employee director of our Board, on September 30, 2019, she received the Initial Grant of stock options to purchase 90,000 shares of our common stock with an aggregate grant date fair value of $64,791.

The aggregate grant date fair value of option awards and director fees received by Mr. Misfeldt for his services as a director are disclosed in the “Summary Compensation Table” below.

27

CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

Biographies of Our Executive Officers

Set forth below is information regarding each of our executive officers as of February 28, 2019.

Name	Age	Position
Dayton Misfeldt	46	Interim Chief Executive Officer and Director
William P. Quinn	49	Chief Financial Officer, Senior Vice President, Finance and Corporate Development
Judith A. Fox, Ph.D.	63	Chief Scientific Officer, Executive Vice President, Research & Development

Biographical information with regard to Mr. Misfeldt is presented under “Class I Directors Continuing in Office Until the 2021 Annual Meeting” in this proxy statement.

William P. Quinn has served as our Chief Financial Officer, Senior Vice President, Finance and Corporate Development since November 2017.  Mr. Quinn resigned from his positions effective as of May 1, 2020.  Mr. Quinn served as the President and Chief Executive Officer of Bullet Biotechnology from September 2011 to November 2017, where he was responsible for operations, strategy, and corporate development. Bullet Biotechnology was a private biotechnology company developing immunotherapies to fight cancer. He previously worked at Jazz Pharmaceuticals, a Nasdaq-listed pharmaceutical company, from March 2003 to June 2011, most recently as Executive Director of Corporate Development, where he led corporate development, investor relations, partnering, mergers and acquisitions, and strategy functions for Jazz. Prior to that, Mr. Quinn worked as Chief Operating Officer and Chief Financial Officer at Novation Biosciences, a biotechnology company, and as an Associate Partner at Mobius Venture Capital, an early-stage venture capital fund. Since March 2011, Mr. Quinn has served on the Board of A Foundation Building Strength, a non-profit dedicated to finding treatments for Nemaline Myopathy. Mr. Quinn holds a B.A. and M.A. from Stanford University and an M.B.A. from Stanford Graduate School of Business.

Judith A. Fox, Ph.D. rejoined the Company in March 2017 as Chief Scientific Officer where she previously served as Vice President, Product & Preclinical Development from 2006 to 2013. She has over 25 years of experience developing large and small molecule therapeutics from research stage through licensure at companies including Genentech, Inc., Chiron Corporation and Genecor International. She founded FoxBiopharma LLC in 2013 and has consulted for emerging immunooncology and biotech companies since its establishment. Dr. Fox received her Ph.D. in Biological Chemistry from the Massachusetts Institute of Technology, where she served on the Chemistry Visiting Committee from 2010-2017, and an A.B. in Chemistry from Bryn Mawr College. She conducted postdoctoral research at The Rockefeller University.

28

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The following table sets forth information regarding the compensation for services performed during the years ended December 31, 2019 and 2018, awarded to, paid to or earned by our Interim Chief Executive Officer and two other executive officers. Such individuals are referred to as our “named executive officers” for the year ended December 31, 2019. All compensation awarded to, earned by, or paid to our named executive officers are included in the table below for the years indicated.

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)			Total ($)
Dayton Misfeldt(3)	2019	—		—	299,886	—		40,000		339,886
Interim CEO	2018	—		—	524,939	—		50,000		574,939

William P. Quinn	2019	391,400		—	68,880	82,194	(4)	3,130	(5)	545,604
Chief Financial Officer, Senior Vice President, Finance and Corporate Development	2018	380,000		—	51,540	66,500		3,130		501,170

Judith A. Fox, Ph.D.	2019	385,035	(6)	—	78,804	86,707	(4)	5,272	(7)	555,818
Chief Scientific Officer, Executive Vice President, Research & Development

(1)	Includes amounts earned but deferred at the election of the named executive officer, such as salary deferrals under our 401(k) Plan established under Section 401(k) of the Code.
(2)

The dollar amounts in this column represent the aggregate grant date fair value of stock option awards granted pursuant to our equity compensation plans for the respective fiscal year. These amounts have been calculated in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions, refer to Note 10, Stock-Based Compensation, of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2019, which identifies assumptions made in the valuation of option awards in accordance with FASB ASC Topic 718.

(3)

Amounts disclosed under “Option Awards” and “All Other Compensation” include the aggregate grant date fair value of stock awards of $33,438 and cash director fees of $40,000, respectively, received by Mr. Misfeldt for his services as a director. Mr. Misfeldt’s cash director fee was paid to Bay City Capital LLC, manager of the general partner to Bay City Capital Fund V, L.P. and Bay City Capital Fund V Co-Investment Fund, L.P., as described in the “Security Ownership of Certain Beneficial Owners and Management” section of this proxy statement.

(4)

Represents amounts earned under the 2019 Bonus Program for performance from January 1, 2019 through December 31, 2019. Amounts earned under the 2019 Bonus Program were paid out on February 21, 2020. The Compensation Committee approved payment of these amounts in January 2020. See “Narrative to Summary Compensation Table—2019 Bonus Program.”

(5)	Consists of $630 in group life insurance premiums and $2,500 in matching 401(k) contributions.
(6)

Amount represents the average of $380,070 and $390,000, which were salaries for Dr. Fox in 2019 before and after her promotion to Chief Scientific Officer, Executive Vice President, Research & Development, respectively.

(7)	Consists of $2,772 in group life insurance premiums and $2,500 in matching 401(k) contributions.

Narrative to Summary Compensation Table

2019 Bonus Program

In February 2019, our Board approved the 2019 Bonus Program, which provided our named executive officers and other eligible employees the opportunity to earn bonuses based on the level of achievement from January 1, 2019, through December 31, 2019, by us of certain corporate objectives and by each participant of certain individual performance

29

objectives. A participant must have remained an employee through the payment date under the 2019 Bonus Program to have earned a bonus.

The Compensation Committee has approved the corporate objectives and assigned a weighting to each objective. The Compensation Committee will set the individual objectives of the executive officer participants based on the recommendations of the chief executive officer. The individual objectives of non-executive participants will be set by each participant’s immediate supervisor. Each eligible participant in the 2019 Bonus Program may receive a bonus in an amount up to a specified percentage of such participant’s annual base salary earned in 2019, or the Bonus Targets; provided, that the Committee may, in its sole discretion, pay all or any portion of an earned bonus to any participant in shares of common stock granted under the 2011 Equity Incentive Plan, or the 2011 Plan. Under the 2019 Bonus Program, the Bonus Targets range from 30.0% to 55.0% of a participant’s 2019 base salary for vice president level employees and above. Bonus Targets for participants will be correspondingly adjusted downward in the event the Corporate Objectives are deemed by the Committee to have not been fully achieved. The Committee also has the right, in its sole discretion, to adjust the Bonus Target of any participant upward in the event of over-achievement of the Corporate Objectives as determined by the Committee. The Committee has set the Bonus Targets for each named executive officer as follows:

Name Executive Officer	Bonus Target Percentage (%)	Bonus Target Amount
William P. Quinn	35	$136,990
Chief Financial Officer, Senior Vice President, Finance and Corporate Development
Judith A. Fox, Ph.D (1).	38	$144,512
Chief Scientific Officer, Executive Vice President, Research & Development

(1)

Bonus target percentage of 38% represents the average of 35% and 40%, which were the bonus target percentages for Dr. Fox in 2019 before and after her promotion to Chief Scientific Officer, Executive Vice President, Research & Development, respectively. The bonus target amount of $144,512 represents a pro-rated amount based on the number of months she worked for each bonus target percentage.

Sunesis’ interim Chief Executive Officer, Dayton Misfeldt, is not eligible to participate in the 2019 Bonus Program and he does not receive any salary for his service as an interim Chief Executive Officer.

In January 2020, the Compensation Committee approved a 60% payment of the bonus target amount to certain of our employees, including Mr. Quinn and Dr. Fox, pursuant to the 2019 Bonus Program. The bonus payment amounts approved by the Board and Compensation Committee were based on their respective determinations of the degree to which such corporate and individual objectives were achieved.

Stock Option Grants in 2019

See “Outstanding Equity Awards at Fiscal Year-End” below for the terms of the stock options held by our named executive officers as of December 31, 2019, including the stock options granted to our named executive officers in 2019. Mr. Misfeldt was appointed as our interim Chief Executive Officer, effective January 1, 2018, and remained in the interim Chief Executive Officer role as we continued its search for a permanent Chief Executive Officer and, as compensation for his continued service in this role, on June 26, 2019, Mr. Misfeldt was granted options to purchase 480,000 shares of our common stock, pursuant to our 2011 Plan, with an effective grant date of June 28, 2019 (the last business day of the month, in accordance with the Company’s practice), to vest monthly over six equal monthly installments measured from the grant date. All rights and obligations with respect to Mr. Misfeldt’s grants are as set forth in the Plan and applicable Plan documents.

30

Outstanding Equity Awards at Fiscal Year-End

The following information sets forth the outstanding option awards and stock awards held by our named executive officers as of December 31, 2019.

		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Dayton Misfeldt	6/2/10	278	—		29.34	6/2/20
Interim CEO	6/30/11	8,333	—		12.54	6/30/21
	6/29/12	4,167	—		17.22	6/29/22
	6/28/13	3,333	—		31.11	6/28/23
	6/30/14	3,333	—		39.12	6/30/24
	6/30/15	6,667	—		18.06	6/30/25
	6/30/16	8,333	—		3.29	6/30/26
	5/31/17	25,000	—		2.96	5/31/27
	12/29/17	200,000	—		3.69	12/29/27
	6/29/18	25,000	—		2.12	6/29/28
	6/29/18	200,000	—		2.12	6/29/28
	12/31/18	200,000	—		0.42	12/31/28
	6/28/19	30,000	30,000	(2)	0.73	6/28/29
	6/28/19	480,000	—		0.73	6/28/29
William P. Quinn	11/30/17	120,833	111,167	(3)	2.89	11/30/27
Chief Financial Officer, Senior Vice President, Finance and Corporate Development	12/31/18	37,500	112,500	(3)	0.42	12/31/28
	3/29/19	—	75,000	(3)	1.22	3/29/29
Judith A. Fox, Ph.D.	11/30/16	4,000	—		4.00	11/30/26
Chief Scientific Officer, Executive Vice President, Research & Development	3/31/17	20,625	9,375	(3)	4.10	3/31/27
	7/10/17	12,682	21	(4)	2.62	7/10/24
	7/31/17	6,041	3,959	(3)	2.64	7/31/27
	12/29/17	97,500	97,500	(3)	3.69	12/29/27
	12/31/18	37,500	112,500	(3)	0.42	12/31/28
	3/29/19	—	75,000	(3)	1.22	3/29/29
	7/31/19	—	15,000	(3)	0.86	7/31/29

(1)

All of the option awards granted since March 2011 were granted under the 2011 Plan and all of the option awards granted before March 2011 were granted under the 2005 Plan. Unless stated otherwise, all option awards vest monthly during the 48-month period measured from the grant date, subject to the holder’s continued service with us.

(2)	Shares subject to this option award vest in equal monthly installments for 12 months.
(3)

25% of the shares subject to this option award vest on the one year anniversary of the vesting commencement date, with the remaining shares vesting in equal monthly installments over the subsequent three years.

(4)	Shares subject to this option award vest in equal monthly installments for 36 months.

Potential Payments upon Termination or Change of Control

Executive Severance Benefits Agreements

Mr. Misfeldt is not a party to any employment agreement or other arrangement with Sunesis, and therefore is not eligible for any severance or change in control payment in connection with termination or change in control. We entered into an Executive Severance Benefits Agreement on January 2, 2018, with William P. Quinn, Chief Financial Officer, Senior Vice President, Finance and Corporate Development, and Executive Severance Benefits Agreement on July 20, 2017 with Judith A. Fox, Ph.D., Chief Scientific Officer, Executive Vice President, Research & Development of Sunesis.

31

Under these agreement, subject to Mr. Quinn and Dr. Fox’s (i) entry into a general release of claims in favor of Sunesis and its affiliates, (ii) resignation from all of their positions with Sunesis and (iii) continued compliance with all of their obligations to Sunesis and its affiliates including those under the agreement and their confidential information and invention assignment agreement, Mr. Quinn and Dr. Fox will be entitled to receive the following benefits:

•

In the event that Mr. Quinn or Dr. Fox is terminated by Sunesis other than for “cause” or suffers a “constructive termination” (each as defined in the Agreement) (collectively, a “Covered Termination”), (a) he or she will receive a severance payment equal to his then applicable base salary for a period of nine months paid in a single lump sum on the 60th day following the termination, (b) if they timely elect and remain eligible for continued coverage under COBRA, the health insurance premiums that Sunesis was paying on behalf of them and their covered dependents prior to the date of termination, until the earliest of (1) nine months following termination, (2) the date they cease to be eligible for COBRA continuation coverage, or (3) the date they become eligible for substantially equivalent insurance in connection with new employment or self-employment (collectively, the “Severance Benefits”);

•

In the event of a “change of control” (as defined in the Agreement), the vesting of 50% of the unvested stock options and other stock awards for our common stock held by them as of immediately prior to such change of control will accelerate; and

•

In the event that they suffer a Covered Termination on or within 12 months following a change of control, in addition to the Severance Benefits, the vesting of the unvested stock options and other stock awards for our common stock held by them as of immediately prior to such termination will accelerate in full.

The Compensation Committee believes such agreements help us attract and retain employees in a marketplace where such protections are commonly offered by our peer companies. We also believe that severance protections offered upon terminations arising in connection with a change of control allow our executives to assess a potential change of control objectively, without regard to the potential impact of the transaction on their own job security. At the time we originally entered into the executive severance benefits agreements with Mr. Quinn and Dr. Fox, the Compensation Committee determined that the terms of such executive severance benefits agreements reflected industry standard severance payments, benefits and equity acceleration.

In general, a “change of control” under the executive severance benefits agreements includes (a) an acquisition transaction in which a person or group becomes the beneficial owner of more than 50% of our voting stock (with certain exceptions as described in the agreements); (b) the consummation of certain types of corporate transactions, such as a merger, consolidation, reorganization, business combination or sale of all or substantially all of our assets; or (c) the approval of a liquidation or dissolution of Sunesis by its stockholders.

Each of the executive severance benefits agreements described above provides that, in the event that any benefits provided in connection with a change of control (or a related termination of employment) would be subject to the 20% excise tax imposed by Section 4999 of the Code, the executive officer will receive the greater, on an after-tax basis (taking account of all federal, state and local taxes and excise taxes), of such benefits or such lesser amount of benefits as would result in no portion of the benefits being subject to the excise tax. An executive officer’s receipt of any severance benefits is subject to his execution of a release in favor of Sunesis. Any benefits under the executive severance benefits agreement would terminate immediately if the executive officer, at any time, violates any proprietary information or confidentiality obligation to us.

Retirement Savings

We encourage our executives and employees generally to plan for retirement compensation through voluntary participation in our 401(k) Plan. All of our employees, including our executives, may participate in our 401(k) Plan by making pre-tax contributions from wages of up to 60% of their annual cash compensation, up to the current Internal Revenue Service limits. All of our executives can participate in the 401(k) Plan on the same terms as our employees. We believe this program is comparable with programs offered by our peer companies and assists us in attracting and retaining our executives.

During the years ended December 31, 2019 and 2018, Mr. Quinn and Dr. Fox elected to defer a portion of their compensation under the 401(k) Plan and, as a result, received corresponding matching contributions from us.

Change of Control Equity Incentive Plan Protections

Our 2005 Plan provides that upon certain events, including a merger, our Board (or any committee delegated authority by our Board) may, in its discretion, make proportionate adjustments it deems appropriate to reflect such change

32

with respect to (i) the aggregate number and type of shares that may be issued under the applicable plan, (ii) the terms and conditions of any outstanding awards, and (iii) and the grant or exercise price of any outstanding awards.

In addition, our 2005 Plan includes change of control provisions, which may result in the accelerated vesting of outstanding awards. In the event of a change of control where a participant’s awards are assumed by the surviving or successor entity or such successor substitutes substantially similar awards for those outstanding, then 50% of such participant’s unvested awards shall become fully exercisable, and all forfeiture restrictions shall lapse, immediately prior to such change of control. The vesting of any remaining unvested shares would accelerate and immediately vest in the event the participant is terminated without cause or resigns for good reason within 12 months following such change of control. Alternatively, if a change of control occurs and a participant’s outstanding awards are not assumed by the surviving or successor entity and such successor does not substitute substantially similar awards for those awards outstanding under the 2005 Plan, such outstanding awards shall become fully exercisable, and all forfeiture restrictions on such outstanding awards shall lapse. Upon or in anticipation of a change of control, the Board (or any committee delegated authority by our Board) may cause any outstanding awards to terminate and shall give participants the right to exercise such awards during a period of time the Board (or committee) shall determine.

Pursuant to our 2011 Plan, a stock award may be subject to additional acceleration of vesting upon or after a “change in control,” as provided in the applicable stock award agreement or any other written agreement between Sunesis and the participant. In the absence of such provision, the 2011 Plan shall govern. Under the 2011 Plan, if the surviving or acquiring entity (or its parent company) elects not to assume or substitute for outstanding stock awards, then, with respect to any such stock awards that are held by participants whose service with us or an affiliate has not terminated as of immediately prior to the change in control, the vesting and exercisability of such stock awards will be accelerated in full. In the event of a change in control in which the surviving or acquiring entity (or its parent company) assumes or continues substantially similar awards for outstanding stock awards and if such participant’s continuous service terminates due to an involuntary termination (not including death or disability) without cause or due to a voluntary resignation for good reason on or within 12 months after the effective time of such change in control, the vesting and exercisability of such stock awards will be accelerated in full effective as of the date of the participant’s termination of continuous service.

We believe that the terms of our equity incentive plans described above are consistent with industry practice.

33

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 28, 2020 (except as noted), information regarding beneficial ownership of our common stock by:

•	each person, or group of affiliated persons, known by us to beneficially own more than five percent of our common stock;
•	each of our NEOs;
•	each director and nominee for director; and
•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, and includes options and warrants that are exercisable and Series D, Series E, and Series F preferred stock convertible as of or within 60 days of February 28, 2020. Shares of common stock subject to stock options and warrants exercisable and Series D, Series E, and Series F preferred stock convertible as of or within 60 days of February 28, 2020, are deemed to be outstanding for computing the percentage ownership of the person holding these options and warrants or convertible preferred stock and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, we believe the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

This table lists applicable percentage ownership based on 111,393,236 shares of common stock outstanding as of February 28, 2020. Unless otherwise indicated, the address for each of the beneficial owners in the table below is c/o Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080.

	Beneficial Ownership(1)
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)(2)	Percentage of Common Stock Beneficially Owned (%)
5% Stockholders:
Entities affiliated with BVF Inc.(3)	11,659,925	9.98%
Entities affiliated with Aisling Capital IV, LP(4)	10,100,000	9.07%
Entities affiliated with Nantahala Capital Management, LLC(5)	8,765,600	7.87%
Entities affiliated with Caxton Corporation(6)	8,134,926	7.30%
Entities affiliated with Samsara BioCapital, LLC(7)	5,938,215	5.33%
Named Executive Officers and Directors:
Dayton Misfeldt(8)	2,843,412	2.53%
William P. Quinn(9)	328,655	*
Judith A. Fox(10)	261,525	*
Steven B. Ketchum, Ph.D.(11)	150,684	*
James W. Young, Ph.D.(12)	143,805	*
Homer L. Pearce, Ph.D.(13)	134,444	*
David C. Stump, M.D.(14)	134,444	*
Steve R. Carchedi(15)	123,333	*
H. Ward Wolff (16)	93,750	*
Nicole Onetto(17)	22,500	*
All executive officers and directors as a group (10 persons)	7,559,509	3.72%

*	Represents beneficial ownership of less than one percent (1.0%) of the outstanding shares of our capital stock.
(1)

This table is based upon information provided to us by our executive officers and directors and upon information about principal stockholders known to us based on Schedules 13G and 13D filed with the SEC and otherwise available.

34

(2)	Includes shares issuable pursuant to stock options and warrants exercisable and Series D, Series E and Series F preferred stock convertible within 60 days of February 28, 2020.
(3)

Based on the 13G/A filing on February 14, 2020, reporting beneficial ownership as of December 31, 2019. The Schedule 13G/A provides information only as of December 31, 2019, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2019 and February 28, 2020. BVF Partners L.P., or Partners, is the general partner of Biotechnology Value Fund, L.P., or BVF, and Biotechnology Value Fund II, L.P., or BVF II, is the investment manager of Biotechnology Value Trading Fund OS LP, or Trading Fund OS, and the sole member of BVF Partners OS Ltd, or Partners OS. BVF Inc. is the general partner of Partners, and Mark N. Lampert is a director and officer of BVF Inc. Partners OS disclaims beneficial ownership of the shares of common stock beneficially owned by Trading Fund OS. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares of common stock beneficially owned by BVF, BVF II, Trading Fund OS, and certain Partners management accounts. Series B, Series C,  Series D, and Series E preferred stock per their terms shall not be converted if, after such conversion, its holding group would beneficially own, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, more than 9.98% of the number of shares of common stock then issued and outstanding. The address of the principal business and office of BVF Inc. and its affiliates is 1 Sansome Street, 30th Floor, San Francisco, CA 94104. Includes 1381,000 and 4,084,000 shares of common stock currently issuable upon the conversion of Series D Preferred and Series E Preferred, respectively. In providing beneficial ownership described herein, the Reporting Persons have assumed that all of the Series D Preferred and certain Series E Preferred held by BVF, BVF II, Trading Fund OS, and certain Partners management accounts would be converted and the remaining 5,916,000 and 10,000,000 shares of common stock underlying the Series D Preferred and Series E Preferred (as defined below), respectively, would not be converted due to the 9.98% limitation.

(4)

Based on the 13F filing on February 6, 2020, reporting beneficial ownership as of December 31, 2019. The Schedule 13F provides information only as of December 31, 2019, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2019 and February 28, 2020. Aisling Capital Partners IV LLC, or Aisling Partners GP, is a general partner of Aisling Capital Partners IV, LP, which is a general partner of Aisling Capital IV, LP, or Aisling. Mr. Steve Elms and Mr. Andrew Schiff is each a managing member of Aisling Partners GP. Each of Aisling, Aisling Partners and Aisling Partners GP may be deemed to have sole power to direct the voting and disposition of the shares of common stock beneficially owned by Aisling. Each of Messrs. Elms and Schiff may be deemed to share the power to direct the voting and the disposition of the shares of common stock beneficially owned by Aisling. The address of the principal business and office of Aisling and its affiliates is 888 Seventh Avenue, 12 th Floor, New York, NY 10106.

(5)

Based on the 13G filing on February 14, 2020, reporting beneficial ownership as of December 31, 2019. The Schedule 13G provides information only as of December 31, 2019, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2019 and February 28, 2020. The address of the principal business and office of Nantahala Capital Management, LLC is 130 Main St. 2nd Floor, New Canaan, CT 06840. Wilmot B. Harkey and Daniel Mack are the managing members of Nantahala Capital Management, LLC.

(6)

Based on the 13G/A filing on February 14, 2020, reporting beneficial ownership as of December 31, 2019. The Schedule 13G provides information only as of December 31, 2019, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2019 and February 28, 2020. The shares reported herein are held in the account of CDK Trading LLC, an entity for which Caxton Corporation is the Manager.  Bruce S. Kovner is the Chairman and sole shareholder of Caxton Corporation. The address of the principal business and office of Caxton Corporation is 731 Alexander Road, Bldg. 2, Suite 500, Princeton, New Jersey 08540.

(7)

Based on the 13G filing on March 5, 2020, reporting beneficial ownership as of December 5, 2019. The Schedule 13G provides information only as of December 5, 2019, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 5, 2019 and February 28, 2020. The shares reported herein are owned by Samsara BioCapital, L.P. ("Samsara LP"). Samsara GP is the sole general partner of Samsara LP and may be deemed to have voting and investment power over the securities held by Samsara LP. Srinivas Akkaraju is a managing member of Samsara GP and may be deemed to have voting and dispositive power over the shares held by Samsara LP. The address of the principal business and office of Samsara LP and its affiliates is 628 Middlefield Road, Palo Alto, CA 94301.

(8)

Includes 1,628,968 shares of our common stock outstanding held by entities affiliated with Bay City Capital LLC, or BCC. Mr. Misfeldt is a partner of BCC. BCC is the manager of Management V. Management V, the general partner of Fund V and Co-Investment V, has sole voting and dispositive power with respect to the securities held by Fund V and Co-Investment V. BCC, as the manager of Management V, is also an advisor to Fund V and Co-Investment V. Also includes option held by Mr. Misfeldt to purchase 1,214,444 share of our common stock exercisable within 60 days of February 28, 2020. The address for Mr. Misfeldt is c/o Bay City Capital, 750 Battery Street, Suite 400, San Francisco, CA 94111.

(9)	Includes options held by Mr. Quinn to purchase 200,958 shares of common stock that are exercisable within 60 days of February 28, 2020.

35

(10)	Includes options held by Dr. Fox to purchase 221,257 shares of common stock that are exercisable within 60 days of February 28, 2020.
(11)	Includes options held by Dr. Ketchum to purchase 139,574 shares of our common stock exercisable within 60 days of February 28, 2020.
(12)

Includes 326 shares of our common stock held by family members of Dr. Young. Dr. Young disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. Also includes options held by Dr. Young to purchase 136,944 shares of common stock that are exercisable within 60 days of February 28, 2020.

(13)	Consists of options held by Dr. Pearce to purchase 134,444 shares of our common stock exercisable within 60 days of February 28, 2020.
(14)	Consists of options held by Dr. Stump to purchase 134,444 shares of our common stock exercisable within 60 days of February 28, 2020.
(15)	Consists of options held by Mr. Carchedi to purchase 123,333 shares of our common stock exercisable within 60 days of February 28, 2020.
(16)	Consists of options held by Mr. Wolff to purchase 93,750 shares of our common stock exercisable within 60 days of February 28, 2020.
(17)	Consists of options held by Dr. Onetto to purchase 22,500 shares of our common stock exercisable within 60 days of February 28, 2020.

36

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In the last two completed fiscal years, there has not been any transaction or series of similar transactions to which Sunesis was a party in which the amount involved exceeds the lesser of $263,000, which represents 1% of our average total assets for the past two fiscal year, or  $120,000 and in which any current director, executive officer, holder of more than 5% of our common stock or any immediate family member of any of the foregoing persons had or will have a direct or indirect material interest requiring disclosure in this proxy statement, except as described below.

Certain Related Party Transactions

Participation in Public Offering

In January 2019, we completed underwritten public offerings of (i) 23,000,000 shares of our common stock at a price to the public of $0.50 for each share of common stock, and (ii) 17,000 shares of our non-voting Series E convertible preferred stock, or the Series E Stock, at a price to the public of $500 for each share of Series E Stock. Gross proceeds from the sale were $20.0 million and net proceeds were approximately $18.4 million. Each share of non-voting Series E Stock is convertible into 1,000 shares of our common stock, provided that conversion will be prohibited if, as a result, the holder and its affiliates would own more than 9.98% of the total number of shares of our common stock then outstanding; provided, however, that a holder may, upon written notice, elect to increase or decrease this percentage (not to exceed the limits under Nasdaq Marketplace Rule 5635(b), to the extent applicable). Entities affiliated with BVF Inc., which beneficially owns more than 5% of our outstanding common stock, purchased 10,000 shares of Series E Stock for a total purchase price of $5.0 million in the offering. Entities affiliated with Aisling Capital Partners IV LLC, which beneficially owns more than 5% of our outstanding common stock, purchased 5,000,000 shares of common stock for a total purchase price of $2.5 million in the offering.

In July 2019, we completed underwritten public offerings of (i) 38,333,717 shares of our common stock at a price to the public of $0.60 for each share of common stock, including the full exercise of the underwriters’ option to purchase 5,000,050 additional shares of common stock to cover over-allotments, and (ii) 8,333 shares of our non-voting Series F convertible preferred stock, or the Series F Stock, at a price to the public of $600.00 for each share of Series F Stock. Gross proceeds from the sale were approximately $28.0 million and net proceeds were approximately $26.1 million. Each share of non-voting Series F Stock is convertible into 1,000 shares of our common stock, provided that conversion will be prohibited if, as a result, the holder and its affiliates would own more than 9.98% of the total number of shares of our common stock then outstanding; provided, however, that a holder may, upon written notice, elect to increase or decrease this percentage (not to exceed the limits under Nasdaq Marketplace Rule 5635(b), to the extent applicable). Entities affiliated with BVF Inc., which beneficially owns more than 5% of our outstanding common stock, purchased 8,333 shares of Series F Stock for a total purchase price of $5.0 million in the offering. Entities affiliated with Aisling Capital Partners IV LLC, which beneficially owns more than 5% of our outstanding common stock, purchased 2,500,000 shares of common stock for a total purchase price of $1.5 million in the offering.

Related Person Transactions Policy and Procedure

It is our policy that any transaction with an executive officer, director, nominee for the election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons, must first be presented to the Audit Committee for review, consideration and approval, to the extent required by SEC regulations. This policy is included in our Code of Business Conduct and Ethics.

37

OTHER INFORMATION

Stockholder Proposals for Inclusion in our 2021 Proxy Statement

Our stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to the 2021 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us no later than December 30, 2020. However, if our 2021 annual meeting of stockholders is not held between May 17, 2021 and July 16, 2021, then the deadline will be a reasonable time prior to the time we begin to print and mail our proxy materials. Such proposals should be submitted to our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080.

Our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals, not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received in writing by our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080 not less than 120 days before the one year anniversary of the date on which we first mailed our proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2021 annual meeting, such a proposal must be received by us on or before December 30, 2020. If the date of the annual meeting is before May 17, 2021, or after July 16, 2021, our Corporate Secretary must receive such notice no later than the close of business on the later of 120 calendar days in advance of such annual meeting and 10 calendar days following the date on which public announcement of the date of such meeting is first made. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The Chairman of the 2021 annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, if you do not also comply with the requirements of Regulation 14A under the Exchange Act, our management will have discretionary authority to vote all shares for which it has proxies in opposition to any such stockholder proposal or director nomination.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of other proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials in the future, you please notify your broker or write or call either (i) our Investor Relations Department at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, Attention: Corporate Secretary, telephone: (650) 266-3500, or (ii) Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, telephone: (866) 540-7095. You will be removed from the householding program within 30 days of receipt of the revocation of your consent. If you revoke your consent, we will promptly deliver to you a separate copy of the proxy materials. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

38

OTHER MATTERS

Other Matters at the Annual Meeting

The Board knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend.

By Order of the Board,

Dayton Misfeldt

Interim Chief Executive Officer

April 28, 2020

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2019, AS FILED WITH THE SEC, INCLUDING COPIES OF THE EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K IF SPECIFICALLY REQUESTED, IS AVAILABLE WITHOUT CHARGE, UPON WRITTEN REQUEST OF ANY STOCKHOLDER. PLEASE ADDRESS ALL SUCH REQUESTS TO OUR INVESTOR RELATIONS DEPARTMENT AT SUNESIS PHARMACEUTICALS, INC., 395 OYSTER POINT BOULEVARD, SUITE 400, SOUTH SAN FRANCISCO, CALIFORNIA 94080, ATTENTION: CORPORATE SECRETARY BY TELEPHONE TO: (650) 266-3500, OR BY E-MAIL TO:  CORPORATESECRETARY@SUNESIS.COM.

39

Appendix A

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF SUNESIS PHARMACEUTICALS, INC.

SUNESIS PHARMACEUTICALS, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the Corporation is Sunesis Pharmaceuticals, Inc.

SECOND: The original name of this corporation was Mosaic Pharmaceuticals, Inc., and the date of filing the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware was February 10, 1998.

THIRD: The board of directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending Article IV, Paragraph A of its Amended and Restated Certificate of Incorporation, as amended, to read in its entirety as follows:

“A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is four hundred ten million (410,000,000) shares, four hundred million (400,0000,000) shares of which shall be Common Stock and ten million (10,000,000) shares of which shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each [two, three, four, five, six, seven, eight, nine, ten, eleven, or twelve*] shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall, upon surrender after the Effective Time of a certificate, which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, be entitled to receive cash for such holder’s fractional share based upon the closing sales price of the Corporation’s Common Stock as reported on the Nasdaq Global Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation is filed with the Secretary of State of the State of Delaware.”

FOURTH: This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly adopted and approved in accordance with the provisions of Section 242 of the General Corporate Law of the State of Delaware at the annual meeting of the stockholders of the Corporation.

* * * * *

* The board of directors (the “Board”) adopted a resolution approving [eleven] separate amendments to the Amended and Restated Certificate of Incorporation, as amended, of the Corporation. These amendments approve the combination of any whole number of shares of Common Stock between and including two (2) and twelve (12) into one (1) share of Common Stock. By approving Proposal No. 3, you are approving each of the [eleven] amendments proposed by the Board. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the Board to be in the best interests of the Corporation and its stockholders. The other [ten] proposed amendments will be abandoned pursuant to Section 242(c) of the Delaware General Corporation Law. The Board may also elect not to do any reverse split in which all [eleven] proposed amendments will be abandoned. In accordance with these resolutions, the Board will not implement any amendment providing for a different split ratio.

40

Appendix A

IN WITNESS WHEREOF, Sunesis Pharmaceuticals, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of [•], 202[•].

SUNESIS PHARMACEUTICALS, INC.

By:

Name:	Dayton Misfeldt

Title:	Interim Chief Executive Officer

41

Proxy Card

VOTE BY INTERNET - www.proxyvote.com
SUNESIS PHARMACEUTICALS, INC. 395 OYSTER POINT BLVD. SUITE 400 SOUTH SAN FRANCISCO, CA 94080

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E06185-P73623 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Preliminary Proxy Card, Subject to Completion VOTE BY INTERNET - www.proxyvote.com SUNESIS PHARMACEUTICALS, INC. 395 OYSTER POINT BLVD. SUITE 400 SOUTH SAN FRANCISCO, CA 94080 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E06185-P73623 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SUNESIS PHARMACEUTICALS, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: Vote on Directors 1. To elect the two nominees for director named below to hold office as Class I members of the Board of Directors until the 2021 annual meeting of stockholders. Nominees: 01) Steve R. Carchedi 02) Dayton Misfeldt The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To approve, on an advisory basis, the compensation of our named executive officers. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 3. To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on September 7, 2016 and the one for six reverse stock split of our common stock that was effected thereby. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Sunesis for the year ending December 31, 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

SUNESIS PHARMACEUTICALS, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The board of directors recommends you vote FOR the following:		☐	☐	☐
1.	Vote on Directors To elect the two nominees for director named below to hold office as Class III members of the board of directors.

Nominees:

01) David C. Stump, Ph.D.
02) H. Ward Wolff

The board of directors recommends you vote FOR proposal 2, 3 and 4.						For	Against	Abstain

2.	To approve, on an advisory basis, the compensation of our named executive officers.					☐	☐	☐
						For	Against	Abstain
3.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split of the Company’s common stock pursuant to which any whole number of outstanding shares between and including 2 and 12 shares would be combined, converted and changed into one share of common stock, with the final exchange ratio to be determined by the Board in its discretion.

						☐	☐	☐
						For	Against	Abstain
4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020.					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Combined Document is available at www.proxyvote.com.

E06186-P73623

SUNESIS PHARMACEUTICALS, INC. Annual Meeting of Stockholders June16, 2020 1:00 P.M. (Pacific) This proxy is solicited by the board of directors

The undersigned stockholder of SUNESIS PHARMACEUTICALS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and proxy statement for the 2020 Annual Meeting of Stockholders of Sunesis Pharmaceuticals, Inc., and hereby appoints Dayton Misfeldt and Judith A. Fox, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2020 Annual Meeting of Stockholders of Sunesis Pharmaceuticals, Inc. to be held on Tuesday, June 16, 2020 at 1:00 P.M. local time, at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, and at any and all adjournments, continuations or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if personally present, on the matters set forth on the reverse side and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

If you return your signed proxy card to us or otherwise vote before the Annual Meeting, we will vote the shares as you direct. If you are a stockholder of record, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the Annual Meeting as follows, unless there are different instructions on the proxy: FOR, the election of the two directors nominated by the board of directors as Class III directors to serve until the 2023 Annual Meeting of Stockholders (Proposal No. 1); FOR, the approval, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement (Proposal No. 2); FOR, to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split of the Company’s common stock pursuant to which any whole number of outstanding shares between and including  2 and 12 shares would be combined, converted and changed into one share of common stock, with the final exchange ratio to be determined by the Board in its discretion. (Proposal No. 3); FOR, the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Sunesis for the year ending December 31, 2020 (Proposal No. 4); and at the proxyholder’s discretion, on such other matters, if any, that may come before the Annual Meeting.

Continued and to be signed on reverse side